                                                                   Exhibit 99.18

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4

               [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                   $598,615,180
Aggregate Original Principal Balance                      $598,995,040
Number of Mortgage Loans                                  3,615


                                         MINIMUM          MAXIMUM                AVERAGE (1)
                                         -------          -------                -----------
Original Principal Balance               $33,600          $693,000               $165,697
Outstanding Principal Balance            $29,907          $693,000               $165,592


                                         MINIMUM          MAXIMUM                WEIGHTED AVERAGE (2)
                                         -------          -------                --------------------
Original Term (mos)                      120              360                    358
Stated remaining Term (mos)              115              358                    354
Loan Age (mos)                           2                9                      5
Current Interest Rate                    4.700%           11.000%                6.840%
Initial Interest Rate Cap (3)            1.000%           5.000%                 2.965%
Periodic Rate Cap (3)                    1.000%           2.000%                 1.092%
Gross Margin (3)                         1.250%           10.750%                6.288%
Maximum Mortgage Rate (3)                10.850%          17.450%                13.082%
Minimum Mortgage Rate (3)                1.250%           10.750%                6.722%
Months to Roll (3)                       1                57                     22
Original Loan-to-Value                   60.28%           100.00%                81.77%
Credit Score (4)                         500              815                    643


                                         EARLIEST         LATEST
                                         --------         ------
Maturity Date                            07/03/14         10/01/34


                               PERCENT OF                                           PERCENT OF
LIEN POSITION                  MORTGAGE POOL             YEAR OF ORIGINATION        MORTGAGE POOL
-------------                  -------------             -------------------        -------------
1st Lien                       100.00%                   2004                       100.00%
2nd Lien                       0.00
                                                         LOAN PURPOSE
OCCUPANCY                                                Purchase                   50.74%
Primary                        95.44%                    Refinance - Rate/Term      5.98
Second Home                    1.31                      Refinance - Cashout        43.29
Investment                     3.24
                                                         PROPERTY TYPE
LOAN TYPE                                                Single Family              74.61%
Fixed Rate                     20.15%                    Rowhouse                   0.11
ARM                            79.85                     Townhouse                  0.65
                                                         Condominium                5.54
AMORTIZATION TYPE                                        Two- to Four-Family        4.74
Fully Amortizing               75.98%                    Planned Unit Development   14.30
Interest-Only                  24.02                     Manufactured Housing       0.05
Balloon                        0.00

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
5.500% or less                      126  $ 27,179,246         4.54%    5.341%      671  $   215,708     79.06%         84.51%
5.501% to 6.000%                    446    83,814,507        14.00     5.856       663      187,925     79.22          75.61
6.001% to 6.500%                    759   143,708,901        24.01     6.326       651      189,340     80.02          64.69
6.501% to 7.000%                    829   146,612,563        24.49     6.794       641      176,855     82.19          56.63
7.001% to 7.500%                    490    78,122,477        13.05     7.299       634      159,434     83.51          49.66
7.501% to 8.000%                    448    62,325,486        10.41     7.778       632      139,119     85.08          54.51
8.001% to 8.500%                    202    24,135,262         4.03     8.277       625      119,481     84.38          51.51
8.501% to 9.000%                    170    19,332,453         3.23     8.776       607      113,720     84.04          53.68
9.001% to 9.500%                     66     6,305,025         1.05     9.304       593       95,531     84.27          55.24
9.501% to 10.000%                    56     4,824,675         0.81     9.758       590       86,155     84.80          53.19
10.001% to 10.500%                   15     1,540,947         0.26    10.283       561      102,730     81.14          55.37
10.501% to 11.000%                    8       713,636         0.12    10.670       539       89,205     80.56          92.87
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.700% per annum to 11.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.840% per annum.

REMAINING MONTHS TO STATED MATURITY


                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
RANGE OF                                 PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
TO STATED MATURITY       MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
109 to 120                            2  $    187,888         0.03%    7.317%      629  $    93,944     95.00%        100.00%
169 to 180                           44     4,353,841         0.73     7.510       623       98,951     81.88          76.14
229 to 240                           18     2,264,698         0.38     7.280       623      125,817     81.20          53.11
289 to 300                            3       505,850         0.08     6.944       640      168,617     82.71         100.00
301 to 312                            1       250,800         0.04     7.912       687      250,800     95.00         100.00
349 to 360                         3547   591,052,102        98.74     6.833       643      166,634     81.76          60.91
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
RANGE OF ORIGINAL                        PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOAN            NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
PRINCIPAL BALANCES       MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
$50,000 or less                      87  $  3,835,131         0.64%    8.774%      613  $    44,082     80.80%         74.90%
$50,001 to $100,000                 822    63,882,145        10.67     7.389       637       77,716     82.13          70.11
$100,001 to $150,000              1,056   131,197,343        21.92     7.000       640      124,240     82.02          66.07
$150,001 to $200,000                658   113,992,866        19.04     6.801       642      173,241     81.92          64.29
$200,001 to $250,000                407    90,822,802        15.17     6.741       642      223,152     81.29          57.50
$250,001 to $300,000                239    65,768,572        10.99     6.721       642      275,182     81.52          56.37
$300,001 to $350,000                166    53,933,693         9.01     6.495       647      324,902     81.77          53.13
$350,001 to $400,000                 97    36,537,268         6.10     6.580       655      376,673     81.81          46.00
$400,001 to $450,000                 43    18,418,587         3.08     6.606       660      428,339     83.71          60.20
$450,001 to $500,000                 28    13,352,387         2.23     6.218       659      476,871     81.20          64.07
$500,001 to $550,000                  5     2,683,721         0.45     6.821       647      536,744     78.20          19.25
$550,001 to $600,000                  5     2,848,856         0.48     6.572       657      569,771     77.34          80.36
$600,001 to $650,000                  1       648,810         0.11     6.450       617      648,810     68.78         100.00
$650,001 to $700,000                  1       693,000         0.12     6.490       608      693,000     70.00           0.00
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,907 to approximately $693,000 and the average outstanding principal balance of the Mortgage Loans was approximately $165,592.

PRODUCT TYPES

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
PRODUCT TYPES            MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
10 to 14 Year Fixed
   Loans                              2  $    187,888         0.03%    7.317%      629  $    93,944     95.00%        100.00%
15 to 19 Year Fixed
   Loans                             44     4,353,841         0.73     7.510       623       98,951     81.88          76.14
20 to 24 Year Fixed
   Loans                             18     2,264,698         0.38     7.280       623      125,817     81.20          53.11
25 to 29 Year Fixed
   Loans                              3       505,850         0.08     6.944       640      168,617     82.71         100.00
30 Year Fixed Loans                 700   113,288,405        18.93     7.037       657      161,841     81.13          68.92
Six-Month LIBOR Loans
   and 1/29 LIBOR                     9     1,402,452         0.23     6.029       646      155,828     87.76          86.41
2/28 LIBOR ARM                    2,399   396,340,893        66.21     6.835       639      165,211     81.87          58.47
3/27 LIBOR ARM                      414    73,055,826        12.20     6.596       639      176,463     82.52          63.27
5/25 LIBOR ARM                       26     7,215,326         1.21     6.116       670      277,513     77.03          41.94
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
STATE DISTRIBUTIONS      NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
Alabama                              52  $  4,457,022         0.74%    7.283%      633  $    85,712     83.91%         84.83%
Arizona                              89    13,527,900         2.26     6.801       637      151,999     82.66          60.08
Arkansas                              8     1,005,544         0.17     7.286       638      125,693     90.75         100.00
California                          620   167,598,753        28.00     6.400       647      270,321     79.93          55.79
Colorado                             62     9,920,609         1.66     6.657       645      160,010     81.05          56.84
Connecticut                          53     9,280,158         1.55     6.993       637      175,097     82.70          62.22
Delaware                              8     1,091,789         0.18     7.390       639      136,474     82.21          77.78
District of Columbia                  7     1,352,759         0.23     8.358       626      193,251     81.05          71.71
Florida                             319    47,291,015         7.90     7.112       636      148,248     82.18          53.11
Georgia                             220    30,414,915         5.08     6.763       640      138,250     81.91          76.05
Idaho                                10     1,011,456         0.17     7.068       645      101,146     80.00          44.86
Illinois                            140    22,836,326         3.81     6.952       655      163,117     81.74          50.04
Indiana                              72     7,282,752         1.22     7.284       640      101,149     85.47          72.07
Iowa                                 19     2,147,672         0.36     7.164       660      113,035     88.12          61.95
Kansas                               28     2,853,861         0.48     6.913       642      101,924     82.43          78.90
Kentucky                             33     3,546,156         0.59     7.307       630      107,459     83.11          60.43
Louisiana                            22     2,502,121         0.42     7.033       640      113,733     81.99          59.73
Maine                                 9     1,477,836         0.25     6.439       631      164,204     79.92          79.70
Maryland                            100    19,348,509         3.23     6.923       620      193,485     79.51          73.16
Massachusetts                        57    12,791,764         2.14     6.924       641      224,417     81.28          62.16
Michigan                            129    15,181,388         2.54     7.242       642      117,685     83.36          69.30
Minnesota                           107    17,770,803         2.97     6.577       668      166,082     80.94          53.28
Mississippi                          33     2,567,935         0.43     8.282       617       77,816     85.43          74.52
Missouri                             93     9,993,926         1.67     7.065       643      107,462     82.87          64.60
Montana                               3       347,085         0.06     7.111       625      115,695     80.00          85.02
Nebraska                             10       986,776         0.16     6.966       658       98,678     82.76          47.30
Nevada                               78    16,290,269         2.72     6.817       662      208,850     81.50          52.48
New Hampshire                        16     3,103,730         0.52     6.975       643      193,983     82.64          57.40
New Jersey                           40     8,257,570         1.38     7.687       612      206,439     83.60          66.30
New Mexico                            5       497,745         0.08     7.703       604       99,549     76.70          55.26
New York                             74    18,252,820         3.05     6.991       625      246,660     80.78          47.19
North Carolina                       78     8,987,149         1.50     7.120       648      115,220     84.94          81.20
Ohio                                155    17,314,634         2.89     6.845       636      111,707     83.11          77.39
Oklahoma                             24     1,988,958         0.33     7.483       647       82,873     81.20          66.20
Oregon                               55     9,104,879         1.52     6.771       651      165,543     81.45          53.61
Pennsylvania                        110    14,446,651         2.41     7.281       628      131,333     85.45          82.96
Rhode Island                         21     4,425,322         0.74     6.684       639      210,730     82.58          72.38
South Carolina                       63     6,750,627         1.13     7.495       626      107,153     82.28          70.29
South Dakota                          1        71,939         0.01     6.900       610       71,939     80.00         100.00
Tennessee                            67     6,879,018         1.15     7.711       625      102,672     83.81          63.76
Texas                               233    26,624,636         4.45     7.267       654      114,269     83.05          48.75
Utah                                 19     2,584,769         0.43     6.700       672      136,040     81.10          48.25
Virginia                            144    25,117,050         4.20     6.817       641      174,424     83.60          72.65
Washington                           82    13,506,179         2.26     6.709       651      164,709     83.70          65.97
West Virginia                        13     1,367,764         0.23     7.318       643      105,213     88.14          87.71
Wisconsin                            33     4,295,841         0.72     7.223       656      130,177     82.46          49.37
Wyoming                               1       160,800         0.03     5.990       646      160,800     80.00         100.00
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

No more than approximately 0.33% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL        NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
60.01% to 65.00%                    114  $ 20,432,933         3.41%    6.699%      618  $   179,236     63.19%         54.52%
65.01% to 70.00%                    171    31,547,040         5.27     6.848       610      184,486     68.62          64.27
70.01% to 75.00%                    230    40,647,879         6.79     6.840       614      176,730     73.85          56.39
75.01% to 80.00%                  1,895   302,060,679        50.46     6.600       653      159,399     79.81          55.73
80.01% to 85.00%                    326    53,396,919         8.92     7.120       620      163,794     84.17          64.70
85.01% to 90.00%                    512    92,502,296        15.45     7.107       645      180,669     89.64          64.38
90.01% to 95.00%                    220    38,878,593         6.49     7.322       655      176,721     94.73          77.59
95.01% to 100.00%                   147    19,148,841         3.20     7.722       661      130,264     99.91          96.81
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 60.28% to 100.00%.

LOAN PURPOSE

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
LOAN PURPOSE             MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
Purchase                          1,951  $303,712,898        50.74%    6.836%      659  $   155,670     82.63%         53.30%
Refinance - Cashout               1,442   259,113,632        43.29     6.838       626      179,690     80.55          68.70
Refinance - Rate/Term               222    35,788,650         5.98     6.891       629      161,210     83.33          71.53
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

PROPERTY TYPE

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
PROPERTY TYPE            MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
Single Family                     2,793  $446,606,496        74.61%    6.862%      641  $   159,902     81.87%         60.40%
Rowhouse                              5       681,830         0.11     7.781       652      136,366     85.26         100.00
Townhouse                            28     3,872,301         0.65     6.866       649      138,296     84.02          68.94
Condominium                         181    33,159,845         5.54     6.685       662      183,204     81.41          63.75
Two- to Four-Family                 137    28,371,481         4.74     7.102       657      207,091     80.93          54.51
Manufactured Housing                  3       311,183         0.05     6.995       710      103,728     78.67         100.00
Planned Unit
   Development                      468    85,612,044        14.30     6.690       642      182,932     81.55          64.78
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

DOCUMENTATION

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
DOCUMENTATION            MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
Full Documentation                2,321  $365,486,941        61.06%    6.732%      635  $   157,470     82.54%        100.00%
Stated Documentation              1,232   218,951,630        36.58     7.033       658      177,720     80.48           0.00
Lite Documentation                   62    14,176,609         2.37     6.647       635      228,655     81.81           0.00
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

OCCUPANCY

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
OCCUPANCY                MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
Primary                           3,409  $571,338,886        95.44%    6.806%      642  $   167,597     81.77%         61.32%
Investment                          159    19,405,519         3.24     7.553       667      122,047     81.12          63.41
Second Home                          47     7,870,774         1.31     7.574       644      167,463     83.36          36.41
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS           NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
AGE SUMMARY              MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
2                                    20  $  3,974,026         0.66%    6.571%      657  $   198,701     78.05%         64.60%
3                                   453    74,497,402        12.44     7.120       633      164,453     80.63          56.47
4                                 1,217   197,856,010        33.05     6.876       642      162,577     82.22          65.09
5                                 1,532   260,827,148        43.57     6.768       645      170,253     81.80          60.22
6                                   339    52,872,755         8.83     6.708       647      155,967     81.55          58.79
7                                    46     7,264,152         1.21     6.684       644      157,916     83.26          46.99
8                                     7     1,154,502         0.19     7.280       647      164,929     84.80          29.03
9                                     1       169,185         0.03     5.050       646      169,185     85.00         100.00
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT      NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
PENALTY TERM             MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
None                                443  $ 66,865,077        11.17%    7.304%      640  $   150,937     82.24%         59.59%
6 Months                              2       337,573         0.06     5.806       625      168,787     79.30         100.00
12 Months                           181    32,780,659         5.48     7.038       668      181,109     82.01          59.72
13 Months                             5     2,079,347         0.35     7.006       635      415,869     77.61          0.00
24 Months                         1,853   310,563,858        51.88     6.755       639      167,601     81.72          58.85
36 Months                           945   160,397,884        26.79     6.766       647      169,733     81.65          65.97
42 Months                             4       656,555         0.11     6.021       722      164,139     79.91          46.55
48 Months                             3       618,190         0.10     6.584       661      206,063     81.46          48.75
60 Months                           179    24,316,037         4.06     6.908       636      135,844     82.00          68.05
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
Not Available                         5  $    514,153         0.09%    8.062%        0  $   102,831     77.77%         88.29%
500 to 500                            3       513,854         0.09     7.211       500      171,285     68.85          100.00
501 to 525                           36     5,411,983         0.90     8.207       514      150,333     71.98          90.65
526 to 550                          145    22,139,963         3.70     7.470       540      152,689     74.98          82.68
551 to 575                          230    34,473,177         5.76     7.405       563      149,883     78.18          72.68
576 to 600                          293    48,644,830         8.13     7.200       588      166,023     80.87          71.23
601 to 625                          688   109,936,697        18.37     6.831       613      159,792     82.63          76.12
626 to 650                          788   130,504,455        21.80     6.810       638      165,615     82.81          57.93
651 to 675                          610    98,772,271        16.50     6.723       662      161,922     82.17          49.18
676 to 700                          369    66,182,488        11.06     6.664       687      179,356     83.40          48.25
701 to 725                          201    35,598,489         5.95     6.497       712      177,107     82.54          46.03
726 to 750                          125    22,217,699         3.71     6.536       736      177,742     81.42          48.87
751 to 775                           76    14,256,937         2.38     6.433       762      187,591     80.31          54.80
776 to 800                           39     8,093,575         1.35     6.165       784      207,528     81.75          74.80
801 to 815                            7     1,354,610         0.23     6.315       807      193,516     84.23          51.24
TOTAL:                            3,615  $598,615,180       100.00%    6.840%      643  $   165,592     81.77%         61.06%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

CREDIT GRADE

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
CREDIT GRADE             MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
A+                                2,227  $378,022,218        63.15%    6.693%     672   $   169,745     82.71%      52.44%
A                                   697   113,815,922        19.01     6.862      610       163,294     82.34       75.80
A-                                  295    43,910,044         7.34     7.278      595       148,848     79.93       70.34
B                                   226    38,365,147         6.41     7.133      579       169,757     78.18       71.52
C                                   101    14,265,022         2.38     7.638      544       141,238     74.14       91.17
C-                                   69    10,236,827         1.71     7.941      532       148,360     72.65       94.16
TOTAL:                            3,615  $598,615,180       100.00%    6.840%     643   $   165,592     81.77%      61.06%

GROSS MARGINS

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
RANGE OF GROSS MARGINS   MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
1.001% to 1.500%                      1  $    139,564         0.03%    5.250%     713   $   139,564     80.00%    100.00%
2.501% to 3.000%                      1        95,600         0.02     7.950      694        95,600     80.00       0.00
4.001% to 4.500%                     36     8,341,632         1.75     5.401      674       231,712     76.72      88.19
4.501% to 5.000%                    136    33,576,548         7.02     5.702      665       246,886     79.45      69.77
5.001% to 5.500%                    307    59,798,255        12.51     6.012      650       194,783     80.72      64.97
5.501% to 6.000%                    596   107,781,066        22.55     6.342      645       180,841     80.22      60.60
6.001% to 6.500%                    655   113,021,719        23.64     6.720      637       172,552     82.11      59.04
6.501% to 7.000%                    408    66,109,625        13.83     7.158      634       162,033     83.27      53.32
7.001% to 7.500%                    279    38,563,634         8.07     7.669      635       138,221     84.46      49.11
7.501% to 8.000%                    172    23,220,783         4.86     8.052      626       135,005     86.32      49.16
8.001% to 8.500%                     96    11,788,471         2.47     8.613      614       122,797     84.70      49.21
8.501% to 9.000%                     81     8,170,865         1.71     8.942      601       100,875     84.08      61.69
9.001% to 9.500%                     43     4,037,677         0.84     9.485      587        93,899     84.64      48.71
9.501% to 10.000%                    30     2,553,326         0.53     9.930      581        85,111     85.75      53.13
10.001% to 10.500%                    5       487,133         0.10    10.493      560        97,427     84.62      59.34
10.501% to 11.000%                    2       328,600         0.07    10.667      509       164,300     71.63     100.00
TOTAL:                            2,848  $478,014,497       100.00%    6.785%     640   $   167,842     81.92%     59.04%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.250% per annum to 10.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.288% per annum.

MAXIMUM MORTGAGE RATES

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM         NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
MORTGAGE RATES           MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
11.500% or less                      69  $ 14,258,653         2.98%    5.377%     666   $   206,647     78.99%     78.89%
11.501% to 12.000%                  312    58,057,469        12.15     5.834      654       186,082     78.98      73.09
12.001% to 12.500%                  516    98,129,484        20.53     6.212      641       190,173     80.61      69.14
12.501% to 13.000%                  510    96,282,435        20.14     6.623      638       188,789     82.11      60.74
13.001% to 13.500%                  369    63,227,449        13.23     6.906      640       171,348     82.53      52.19
13.501% to 14.000%                  434    66,610,247        13.93     7.204      638       153,480     83.44      50.44
14.001% to 14.500%                  241    34,799,626         7.28     7.645      637       144,397     84.07      39.42
14.501% to 15.000%                  221    28,264,906         5.91     8.158      631       127,896     84.13      47.19
15.001% to 15.500%                   85     9,259,026         1.94     8.760      621       108,930     84.85      39.66
15.501% to 16.000%                   65     6,388,345         1.34     9.276      591        98,282     83.87      49.88
16.001% to 16.500%                   17     1,801,209         0.38     9.745      586       105,953     85.17      55.51
16.501% to 17.000%                    8       840,448         0.18    10.246      560       105,056     80.40      69.36
17.001% to 17.500%                    1        95,200         0.02    10.450      570        95,200     80.00     100.00
TOTAL:                            2,848  $478,014,497       100.00%    6.785%     640   $   167,842     81.92%     59.04%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.850% per annum to 17.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.082% per annum.

NEXT RATE ADJUSTMENT DATE

                                         AGGREGATE                            WEIGHTED  AVERAGE      WEIGHTED
                                         PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
NEXT RATE                NUMBER OF       BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL  FULL
ADJUSTMENT DATE          MORTGAGE LOANS  OUTSTANDING    POOL        COUPON    SCORE     OUTSTANDING  LTV       DOCUMENTATION
-----------------------  --------------  ------------  -----------  --------  --------  -----------  --------  -------------
January 2005                          3  $    466,628         0.10%    5.947%     642   $   155,543     92.29%    100.00%
February 2005                         3       473,200         0.10     6.108      653       157,733     83.85     100.00
March 2005                            3       462,624         0.10     6.032      644       154,208     87.20      58.80
March 2006                            1       169,185         0.04     5.050      646       169,185     85.00     100.00
April 2006                            4       842,771         0.18     6.942      656       210,693     85.30      21.81
May 2006                             31     4,680,782         0.98     6.671      649       150,993     82.97      34.92
June 2006                           199    30,778,591         6.44     6.698      641       154,666     81.88      52.05
July 2006                          1008   168,630,288        35.28     6.768      642       167,292     82.06      56.95
August 2006                         816   135,384,002        28.32     6.834      638       165,912     81.84      63.43
September 2006                      327    53,435,047        11.18     7.164      631       163,410     81.29      56.12
October 2006                         13     2,420,226         0.51     6.474      659       186,171     79.63      76.22
May 2007                              4       477,008         0.10     6.933      623       119,252     89.10      75.95
June 2007                            33     5,442,116         1.14     6.272      651       164,913     82.91      59.71
July 2007                           176    32,144,000         6.72     6.541      640       182,636     82.50      61.11
August 2007                         134    22,731,822         4.76     6.621      640       169,640     83.70      70.62
September 2007                       65    11,806,881         2.47     6.843      631       181,644     79.81      58.56
October 2007                          2       454,000         0.09     6.250      643       227,000     83.37       0.00
July 2009                            18     5,061,256         1.06     5.892      672       281,181     77.57      46.53
August 2009                           6     1,562,820         0.33     6.314      676       260,470     77.66      42.97
September 2009                        2       591,250         0.12     7.512      635       295,625     70.67       0.00
TOTAL:                            2,848  $478,014,497       100.00%    6.785%     640   $   167,842     81.92%     59.04%